February 26, 2003

Total Return U.S. Treasury Fund, Inc.
535 Madison Avenue, 30th Floor
New York, New York  10022

                        Re:  Total Return U.S. Treasury Fund, Inc.
                             Post-Effective Amendment No. 21
                             FILE NO. 33-12179; ICA NO. 811-5040

Gentlemen:

     We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 21 to Registration Statement No. 33-12179 on Form N-1A.


                                        Very truly yours,

                                        /s/ Kramer Levin Naftalis & Frankel LLP